UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 8, 2006
                -------------------------------------------------
                Date of Report (Date of earliest event reported)


                            IVI COMMUNICATIONS, INC.
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


    Nevada                           0-32797                     33-0965560
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
of incorporation)                                         Identification Number)


                        5959 W. Century Blvd., Suite 566
                              Los Angeles, CA 90045
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (310) 216-7740
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     On August 8, 2006, the Company entered into a Consulting Agreement with Big Apple Consulting U.S.A., Inc. whereby Big Apple Consulting shall diligently market and promote IVI Communications, Inc. to brokers and other investors, advisors, counselors, trustees, agents and other individuals and entities whom Consultant is legally permitted to contact (including with the proper disclosures and disclaimers) and shall introduce Company and its principals to Big Apple Consulting's current and future network of brokerage firms and market makers.

     The text of the Agreement is attached hereto as Exhibit 10.29 and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


                        Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

     On a monthly basis Consultant shall be entitled to receive Sixty-Five Thousand U.S. Dollars ($65,000.00) per month due the 8th of each month. If payment is made in stock Consultant shall be entitled to receive Sixty-Five Thousand U.S. Dollars ($65,000.00) per month worth of common shares of IVI Communications, Inc. (IVCM) common stock due the 8th of each month based upon the previous ten (10) day average closing bid price. The first and last month's payment of 2,600,000 shares of common stock is due and payable upon the signing of this Agreement.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None


                     Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

     The  securities   discussed  in  2.03  have  been  issued  as  unregistered
securities bearing the Rule 144 legend. An SB-2 Registration Statement registering these securities will be filed within 120 days of the effective date of the SB-2 filed on 7/25/06.


Item 3.03 Material Modification to Rights of Security Holders

        None

       Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

         None

                 Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

        None

                       Section 6 - Asset-Backed Securities

Item 6.01 ABS Informational and Computational Material

        None

Item 6.02 Change of Servicer or Trustee

        None

Item 6.03 Change in Credit Enhancement or Other External Support

        None

Item 6.04 Failure to Make a Required Distribution

        None

Item 6.05 Securities Act Updating Disclosure

        None

                            Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

        None

                            Section 8 - Other Events

Item 8.01 Other Events

        None


                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements  -  None

        B.  Exhibits  -  10.29  Consulting Agreement between IVI Communications,
                                Inc. and Big Apple Consulting, U.S.A., Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 14, 2006              IVI COMMUNICATIONS, INC.



                                        By: /s/ Charles Roodenburg
                                            ------------------------------------
                                            Charles Roodenburg
                                            Chief Financial Officer